3: K8

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 3, 2003

Commission file number 0-18516

ARTESIAN RESOURCES CORPORATION
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(exact name of registrant as specified in its charter)

Delaware	51-0002090
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(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

664 Churchmans Road, Newark, Delaware 19702
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Address of principal executive officers

(302) 453 - 6900
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Registrant's telephone number, including area code

ARTESIAN RESOURCES CORPORATION

On February 25, 2003, Artesian Water Company, Inc. (the "Company") entered into an agreement to borrow funds from the Delaware Drinking Water State Revolving Fund (the "Fund"). The Company previously received a binding commitment offer from the Fund for a loan in the amount of $2,900,285 for a term of twenty years at an interest rate of 3.57%. The loan will be used for costs associated with the installation of new public water systems for Keenwick West/Keenwick South and Route 54, Phase II projects in Sussex County, Delaware. The funds will be disbursed as construction is completed.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARTESIAN RESOURCES CORPORATION

03/03/03 Dian C. Taylor /s/

Dian C. Taylor

President, CEO, and Chair of the Board

Artesian Resources Corporation and Subsidiaries

03/03/03 David B. Spacht /s/

David B. Spacht

Vice President, Chief Financial Officer, and Treasurer

Artesian Resources Corporation and Subsidiaries

Form 8K